UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





Date of report (Date of earliest event reported):      July 30, 1999

                              LEGATO SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-26130                      94-3077394
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)



                 3210 Porter Drive, Palo Alto, California 94304
              (Address of Principal Executive Offices) (Zip Code)


        Company's telephone number, including area code: (415) 812-6000




         (Former Name or Former Address, if Changed Since Last Report.)

Item 2.  Acquisition of Assets

     On July 30, 1999, Legato Systems, Inc. (the Company) completed the acquisition of Vinca Corporation, a Utah-based leader in high availability and data protection software. The transaction was accounted for as a purchase business combination. We issued a combination of stock and cash, valued at approximately $94 million in exchange for all the stock and options of Vinca Corporation.

     Further  details  regarding the foregoing  transaction are filed as Exhibit
99.1 and Exhibit 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired. The audited financial statements relating to Vinca Corporation will be filed with the Securities and Exchange Commission as soon as practicable no later than sixty days after the date that this initial report on Form 8-K must be filed.

     (b) Pro Forma Financial Information. The pro forma financial statements relating to Vinca Corporation will be filed with the Securities and Exchange Commission as soon as practicable no later than sixty days after the date that this initial report on Form 8-K must be filed.

     (c) Exhibits. The following documents are filed as exhibits to this initial report:

Exhibit
Number   Description
-------  ---------------------------------------

99.1     Press release, dated June 7, 1999.
99.2     Press release, dated August 2, 1999.

                                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LEGATO SYSTEMS, INC.



Date:  August 12, 1999       By:      /s/ Stephen C. Wise

                                      Name:  Stephen C. Wise

                                      Title:   Senior Vice President,
                                               Finance and Administration
                                               and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number   Description
-------  ------------------------------------
99.1     Press release, dated June 7, 1999.
99.2     Press release, dated August 2, 1999.

Editorial Contact:                                                  Exhibit 99.1
Trish Terry
Corporate Affairs
925.556.4100 ext. 1302
tterry@legato.com

Investor Contact:
Stephen C. Wise
Chief Financial Officer
650.812.6102
swise@legato.com


FOR IMMEDIATE RELEASE


LEGATO SYSTEMS, INC. ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE VINCA CORPORATION

                 Extends Leadership in Data Availability Market

     PALO ALTO, CA, June 7,1999 - Legato(R) Systems, Inc. (Nasdaq: LGTO), the leader in the enterprise storage management software market, today announced that it has signed a definitive agreement to acquire Vinca Corporation, a Utah-based leader in high availability and data protection software. The combination of the two companies, in conjunction with Legato's recently completed acquisition of FullTime Software, Inc., will create the industry's largest provider of data availability software solutions for distributed systems.

     The transaction is expected to be accounted for under purchase accounting, and is scheduled to close in July 1999. Legato will issue a combination of stock and cash, valued at approximately $94 million. Legato expects that the acquisition of Vinca will be accretive to its 1999 earnings, excluding non-recurring merger-related costs and the ongoing amortization associated with the acquisition.

     "The acquisition of Vinca will extend our data availability solution set beyond our already robust set of FullTime offerings. Together, we will now provide a breadth of coverage unmatched in the data availability marketplace," said Louis C. Cole, president and CEO of Legato Systems, Inc. "The combined offerings with Vinca dramatically extends Legato's reach far beyond our current leadership positions in high-end NT and UNIX to mixed Windows NT, NetWare, and OS/2 environments." The combined operation will lead the evolving data availability marketplace with a commanding market position.

     The addition of Vinca's award-winning StandbyServer product family, including versions for Windows NT, NetWare, and OS/2 Warp, will directly complement Legato's continuum of high availability and fault tolerant solutions that already include Legato FullTime Cluster and FullTime Data for NT and UNIX, Legato NetWorker for NT, UNIX and NetWare, and Legato GEMS for distributed management.


     "We are very pleased to be a part of the Legato team," said Alan D. Rudd, president and CEO of Vinca. "Our products and technologies are very complementary and we share very similar business and operating models. We see a very rapid and straightforward integration between the two companies and significant ongoing leverage as we provide new and expanded solutions to a combined installed base of more than 75,000 customers," Rudd concluded.

     The acquisition also brings to Legato significant new OEM relationships, a set of over 300 Vinca-certified distributors, more than 2,700 Vinca-certified engineers, new centers of engineering expertise, as well as 55,000 licenses and 20,000 customers worldwide.

     David Hill, senior analyst, advanced analytical software for the Aberdeen Group, said, "The addition of Vinca's high availability, clustering, and service-level availability products in combination with Legato's current FullTime offerings, will provide Legato with yet another significant competitive advantage. With the additional platform and operating system support, Legato will capitalize on the rapidly converging data protection and data availability markets that are driven by customers who demand 24 x 7 access to information."

About  Vinca   Corporation

     Vinca Corporation is the creator of the StandbyServer product family, including versions for Windows NT, NetWare and OS/2 Warp. Vinca's availability management products provide server-clustering solutions for high-availability server fail-over. Vinca also offers an online backup system with breakthrough SnapShotServer(tm) technology, and solutions for disaster recovery. Vinca's products are designed for organizations needing increased data availability and reliability.

About Legato Systems

     Legato Systems, Inc. develops, markets, and supports an integrated set of enterprise storage management software products for heterogeneous client/server computing environments. Large customers around the world select the Company's solution because of its reliability, platform independence, and unique ability to seamlessly integrate with existing and future computing environments. Legato's storage management software has become the recognized de facto standard with the largest installed base, representing over 60,000 customers, protecting more than 4 million systems. Twenty-five of the world's largest system and applications vendors have chosen Legato as a strategic partner for protecting their customers' data, including Banyan, Compaq, Data General, Fujitsu/Amdahl, Fujitsu/ICL, Groupe Bull, Hewlett-Packard, Hitachi, Informix, NEC, Netscape, Network Appliance, Nihon-Unisys, Oracle, Siemens AG, Silicon Graphics, Sony, StorageTek, and Sun Microsystems. The company's NetWorker, BusinesSuite, SmartMedia, and GEMS products are also licensed, resold, or endorsed by other major vendors, including BMC Software Box Hill, Microsoft Corporation, MTI Technology, and Novell. Legato NetWorker is also Computer Associates-ready and Tivoli-ready. Legato's home page address on the World Wide Web is http://www.legato.com.

     This announcement contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical or anticipated results in such statements. Factors that might cause such a difference include, but are not limited to, risks associated with acquisitions generally, including integration of operations, diversion of management's time and attention, risk of a downturn in Legato's or Vinca's results of operations during the period the merger is pending, and other risks discussed in the "Risk Factors" section of the Company's Report on Form 10-K filed with the Securities and Exchange Commission in February, 1999, and in the "Risk Factors" section of the Company's Report on Form 10-Q filed with the Securities and Exchange Commission in April, 1999, copies of which are available on request from the Company. This public announcement contains information that is accurate as of June 7, 1999, the date of this public announcement.

                                      # # #

     The securities to be issued in this transaction will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an appropriate exemption from registration requirements.

     Legato, Legato Systems, Legato NetWorker, SmartMedia and ClientPak are registered trademarks, and NetWorker Archive, NetWorker HSM, Celestra, Fulltime, SmartClient, StorSuite, Legato BusinesSuite, Power Edition, GEMS, and OpenTape are trademarks of Legato Systems, Inc. in the U.S. and/or other countries. Vinca is a registered trademark of Vinca Corporation and SnapshotServer is a trademark of Vinca Corporation. Any other product, trademark, company, or service names mentioned herein are the property of their respective owners.

Editorial Contact:                                                 Exhibit 99.2
Trish Terry
Corporate Affairs
925.875.8062
tterry@legato.com

Investor Contact:
Stephen C. Wise
Chief Financial Officer
650.812.6102
swise@legato.com


FOR IMMEDIATE RELEASE

LEGATO SYSTEMS COMPLETES ACQUISITION OF VINCA CORPORATION
Legato is now the largest provider of data availability software solutions

     Palo Alto, CA, August 2, 1999 - Legato Systems, Inc. (NASDAQ: LGTO), the leader in enterprise storage management software, today announced it has completed the acquisition of Vinca Corporation, a Utah-based leader in high availability and data protection software. This acquisition, combined with the recent FullTime Software and Intelliguard Software acquisitions, secures Legato's position as the industry's largest provider of data availability software solutions for distributed systems. The acquisition agreement was previously announced on June 7, 1999 and is valued at $94 million.

     According to Louis C. Cole, president and CEO of Legato Systems Inc., the Vinca acquisition is a logical complement to Legato's already strong offering of data and application availability solutions. "Having Vinca on board gives us the ability to provide an unprecedented continuum of products for the high availability marketplace. With the additional platform and operating system support, Legato can continue setting new standards for information protection and availability and increase its capacity to aid the growing number of customers worldwide who require 24 x 7 access to information."

     The addition of Vinca's award winning StandbyServer product family, with versions for Windows NT, NetWare, and OS/2, directly complements Legato's continuum of high availability and fault tolerant solutions that includes Legato FullTime Cluster and FullTime Data for NT and UNIX, Legato NetWorker for NT, UNIX and NetWare, and Legato GEMS for distributed management. Also added to Legato's breadth of enterprise storage management solutions is Vinca's patented SnapShotServer(tm) technology for online backup, an important complementary feature to many of Legato's existing software solutions.

     "There are several inherent synergies between Legato and Vinca that will directly benefit customers who require continuous access to data and applications," said Jim Chappell, vice president of business development for Legato. "This acquisition is the latest step in fulfilling Legato's aggressive roadmap for delivering an integrated portfolio of storage management and data availability products that provide unsurpassed business continuance across an enterprise," added Chappell.

     The acquisition brings to Legato significant new OEM relationships with IBM, Novell and Seagate/Veritas. It also adds an extensive channel operation that includes more than 300 Vinca-certified partners and over 2,700 Vinca-certified engineers, new centers of engineering expertise, as well as 55,000 licenses and 20,000 customers worldwide.

     With completion of the Vinca acquisition, Legato Systems now employs approximately 1,100 people worldwide in 45 offices and 16 countries. Excluding non-recurring merger-related costs and the ongoing amortization associated with the Vinca acquisition, Legato believes that the newly acquired company will provide leveraged revenue opportunities during 1999 and be accretive to earnings in the third quarter of 1999, the first quarter of combined operations.

About Legato Systems

     Legato Systems, Inc. (NASDAQ: LGTO), is a worldwide leader in the enterprise storage management software market. Helping companies leverage their business-critical, corporate data assets, Legato's products enable information continuance, a seamless approach to the management, movement and protection of data throughout an enterprise. Since the company was founded in 1989, Legato's storage management software products have become the recognized industry standard with the largest installed base representing over 65,000 customers, protecting more than five million systems. Legato's products are available through a network of Legato-licensed VARs, resellers and OEM partners. Legato's corporate headquarters is located at 3210 Porter Drive, Palo Alto, CA 94304.
Telephone: 650.812.6000.


     This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical or anticipated results in such statements. Factors that might cause such a difference include, but are not limited to, risks associated with acquisitions generally, including integration of operations, diversion of management's time and attention, risk of a downturn in the acquired company's results of operations and other risks discussed in the "Risk Factors" section of the Company's Report on Form 10-K filed with the Securities and Exchange Commission in February, 1999, and in the "Risk Factors" copies of which are available on request from the Company. This public announcement contains information that is accurate as of August 2, 1999, the date of this public announcement.


                                      # # #

     Legato, Legato Systems, Legato NetWorker, SmartMedia and ClientPak are registered trademarks, and NetWorker Archive, NetWorker HSM, Celestra, FullTime, SmartClient, StorSuite, Legato BusinesSuite, Power Edition, GEMS, and OpenTape are trademarks of Legato Systems, Inc. in the U.S. and/or other countries. Any other product, trademark, company, or service names mentioned herein are the property of their respective owners.